Employee Benefit Plans	12 Months Ended
Sep. 30, 2019
Retirement Benefits [Abstract]
Employee Benefit Plans

10. Employee Benefit Plans

Certain international employees, such as those in Germany and Japan, participate in locally sponsored defined benefit plans, which are not considered to be material either individually or in the aggregate and have a combined projected benefit obligation of approximately $82 million and $73 million as of September 30, 2019 and September 30, 2018, respectively. Pension benefits under the plans are based on formulas that reflect the employees’ years of service and compensation levels during their employment period. The Company had unfunded pension liabilities relating to these plans of approximately $56 million and $50 million recorded in its balance sheets as of September 30, 2019 and September 30, 2018, respectively. The Company uses a September 30 measurement date for its plans. For each of the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, pension expense amounted to $4 million.

Certain employees also participate in defined contribution plans. The Company’s contributions to the defined contribution plans are based upon a percentage of the employees’ elected contributions. The Company’s defined contribution plan expense amounted to approximately $6 million for the fiscal year ended September 30, 2019, $5 million for the fiscal year ended September 30, 2018 and $5 million for the fiscal year ended September 30, 2017.